                                                                    EXHIBIT 10.4

                                PG&E CORPORATION
                           DEFERRED COMPENSATION PLAN
                                  FOR OFFICERS
           (As amended and restated effective as of October 21, 1998)

1.   Purpose
     -------

     This is the controlling and definitive statement of the PG&E Corporation Deferred Compensation Plan for Officers ("PLAN")./1/ The PLAN which became effective on November 5, 1997, takes the place of and assumes the existing benefits accrued under the Deferred Compensation Plan of the Pacific Gas and Electric Company. The PLAN provides an opportunity for OFFICERS and other designated key employees of the CORPORATION and its subsidiaries and affiliates to defer payment of (1) part of their salaries, (2) all or part of their INCENTIVE PLAN AWARDS, (3) all of their SAVINGS FUND PLAN EXCESS BENEFITS, (4) PERQUISITE ALLOWANCES under the Executive Flexible Perquisites Program, (5) all or a portion of their PERFORMANCE UNITS under the Performance Unit Plan, and (6) such other payments, awards, allowances, or benefits as the COMMITTEE may in the future determine appropriate. SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically credited to participant accounts maintained by the PLAN.

2.   Definitions
     -----------

     (a) "BENEFICIARY" means the person, persons, or entity designated by the PLAN participant on the DEFERRAL ELECTION FORM to receive payment of the participant's DEFERRED COMPENSATION ACCOUNT in the event of the death of the participant.

     (b) "BOARD" and "BOARD OF DIRECTORS" means the BOARD OF DIRECTORS of the CORPORATION or, when appropriate, any committee of the BOARD which has been delegated authority to take action with respect to the PLAN.

     (c) "COMMITTEE" means the Nominating and Compensation Committee of the BOARD.

     (d)  "CORPORATION" means PG&E Corporation, a California corporation.

     (e) "DEFERRAL ELECTION FORM" means a participation form to be supplied by the Human Resources Department of the CORPORATION.

     (f) "DEFERRED COMPENSATION ACCOUNT" means the bookkeeping account established pursuant to Section 6 on behalf of each ELIGIBLE EMPLOYEE who elects to participate in the PLAN.

------------------------
/1/  Words in all capitals are defined in Section 2.

     (g) "ELIGIBLE EMPLOYEE" means an OFFICER and such other key employees as may be designated by the PLAN ADMINISTRATOR as eligible to participate in the PLAN.

     (h) "INCENTIVE PLAN AWARD" means a monetary award payable under the annual short-term performance incentive plan maintained by the CORPORATION, or any of its subsidiaries or affiliates.

     (i) "OFFICER" means all OFFICERS of the CORPORATION and its subsidiaries and affiliates in Officer Band 6 and above.

     (j) "PERFORMANCE UNITS" means the amounts which are payable as a result of units earned under the CORPORATION'S Performance Unit Plan, as may be revised thereafter from time to time.

     (k) "PERQUISITE ALLOWANCE" means the amounts which an OFFICER can use for the reimbursement of certain designated expenses under the CORPORATION'S Executive Flexible Perquisites Program.

     (l) "PLAN" means the PG&E Corporation Deferred Compensation Plan for Officers.

     (m) "PLAN ADMINISTRATOR" shall mean the senior Human Resources officer of the CORPORATION.

     (n) "SALARY" means the amount of compensation payable by the CORPORATION or by any of its subsidiaries or affiliates to an ELIGIBLE EMPLOYEE for his or her duties. It does not include any amount payable with respect to services rendered prior to an ELIGIBLE EMPLOYEE'S election to defer according to Section 5 of this PLAN.

     (o) "SAVINGS FUND PLAN EXCESS BENEFITS" means amounts payable to OFFICERS under the SAVINGS FUND PLAN EXCESS BENEFITS arrangement as originally adopted on December 20, 1989, and as may be revised thereafter from time to time.

     (p) "SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS" means the special premiums awarded to eligible OFFICERS under the Executive Stock Ownership Guidelines approved by the COMMITTEE on October 15, 1997, as amended on July 22, 1998, and as may hereafter be amended from time to time.

     (q) "TERMINATION DATE" means the last day on which the PLAN participant is an employee of the CORPORATION, one of its subsidiaries, or of an association affiliated with the CORPORATION.

     (r)  "YEAR" means the calendar YEAR.

3.   Eligibility
     -----------

     Each OFFICER who receives a SALARY for service as an OFFICER of the CORPORATION shall be eligible to participate in the PLAN. Any other

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     ELIGIBLE EMPLOYEE shall be eligible to participate in the PLAN consistent with the terms set by the PLAN ADMINISTRATOR in its designation of such key employee as an ELIGIBLE EMPLOYEE.

4.   Participation
     -------------

     In order to commence participation in the PLAN, a participant must file a DEFERRAL ELECTION FORM with the PLAN ADMINISTRATOR. An election to defer
     (i) an INCENTIVE PLAN AWARD, (ii) PERFORMANCE UNITS or (iii) SALARY must be filed prior to the beginning of the YEAR in which said amounts are paid. An election to defer SAVINGS FUND PLAN EXCESS BENEFITS must be filed prior to the beginning of the Savings Fund Plan YEAR to which the Excess Benefits are attributable. An election to defer PERQUISITE ALLOWANCES must be filed prior to the beginning of the YEAR in which said amounts are granted. SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically deferred into the PLAN immediately upon grant. Notwithstanding the foregoing, upon first becoming an ELIGIBLE EMPLOYEE, an election to participate shall be effective for the month following the filing of a DEFERRAL ELECTION FORM, provided said Form is filed within 60 days following the date when the employee first becomes an ELIGIBLE EMPLOYEE.

     (a)  Deferral of SALARY
          ------------------

          A participant may defer from 5 percent to 30 percent of his or her monthly SALARY.

     (b)  Deferral of INCENTIVE PLAN AWARDS
          ---------------------------------

          A participant may defer all or part of his or her INCENTIVE PLAN
          AWARDS.

     (c)  Deferral of SAVINGS FUND PLAN EXCESS BENEFITS
          ---------------------------------------------

          A participant may defer all amounts which would otherwise be paid in cash under the SAVINGS FUND PLAN EXCESS BENEFITS arrangement. Partial deferrals of SAVINGS FUND PLAN EXCESS BENEFITS are not permitted.

     (d)  Deferral of PERQUISITE ALLOWANCES
          ---------------------------------

          A participant may elect to defer any portion of his or her flexible PERQUISITE ALLOWANCE.

     (e)  Deferral of PERFORMANCE UNITS
          -----------------------------

          A participant may elect to defer all or part of his or her PERFORMANCE UNITS.

     (f)  Deferral of SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS.
          ------------------------------------------------------

          All of an OFFICER'S SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are automatically deferred to the PLAN immediately upon

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          grant and converted into units representing shares of PG&E Corporation common stock. The units attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and any additional units resulting from the conversion of dividend equivalents thereon remain unvested until the earlier of the third anniversary of the date on which the SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS are credited to an OFFICER'S DEFERRED COMPENSATION ACCOUNT (provided the OFFICER continues to be employed on such date), death, disability, or retirement of the participant, or upon a Change in Control as defined in the PG&E Corporation Long-Term Incentive Program (LTIP). (The term "disability" shall, for purposes of the PLAN, have the same meaning as in Section 22(e)(3) of the Internal Revenue Code.) Unvested units attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and any additional units resulting from the conversion of dividend equivalents thereon shall be forfeited upon termination of the OFFICER'S employment unless otherwise provided in the PG&E Corporation Officer Severance Policy, or if an OFFICER'S stock ownership falls below the levels set forth in the Executive Stock Ownership Program.

          The phantom stock units attributable to the award of SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS under the Executive Stock Ownership Guidelines, and additional units acquired upon the conversion of dividend equivalents thereon, constitute Incentive Awards under the LTIP. An such units are credited to a participant's account, an equal number of shares of PG&E Corporation common stock shall be reserved from the pool of shares authorized for issuance under the LTIP. Upon forfeiture of such units, a number of shares equal to the number of forfeited units shall again become available for issuance under the LTIP.

5.   Deferral Election
     -----------------

     An ELIGIBLE EMPLOYEE who elects to participate in the PLAN shall file an executed DEFERRAL ELECTION FORM with the PLAN ADMINISTRATOR which (i) indicates the percentage of SALARY and applicable pay periods, and the amount of any INCENTIVE PLAN AWARD, PERFORMANCE UNITS, SAVINGS FUND PLAN EXCESS BENEFITS, PERQUISITE ALLOWANCES, and such other eligible payments, awards, allowances, or benefits to be deferred under the PLAN; and (ii) specifies the time and form of distribution and designates a BENEFICIARY. A participant may not elect to defer the receipt of SALARY, any INCENTIVE PLAN AWARD, PERFORMANCE UNITS, or SAVINGS FUND PLAN EXCESS BENEFITS, for less than three years, subject to earlier distribution following termination of employment in accordance with Section 9.

     The participant's deferral election of SALARY shall continue from YEAR to YEAR until terminated or modified by written notice to the PLAN ADMINISTRATOR. Notice of termination of SALARY deferrals shall not become effective until the first day of the month following the month in which such written notice is received by the PLAN ADMINISTRATOR. A participant who terminates SALARY deferrals shall not be permitted to elect future SALARY deferrals earlier than the first day of the following YEAR. A participant may modify a prior deferral election of SALARY only by delivering a

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     new DEFERRAL ELECTION FORM to the PLAN ADMINISTRATOR to be effective as of the first day of the following YEAR. In no event shall any termination or modification of deferrals affect amounts deferred prior to the effective date of such termination or modification.

     Deferral elections of INCENTIVE PLAN AWARDS, PERFORMANCE UNITS, SAVINGS FUND PLAN EXCESS BENEFITS, and PERQUISITE ALLOWANCES, only are effective for the YEAR following the YEAR in which the executed DEFERRAL ELECTION FORM is filed with the PLAN ADMINISTRATOR. Thereafter, a new DEFERRAL ELECTION FORM must be filed with the PLAN ADMINISTRATOR in order to maintain deferrals in subsequent years. All deferral elections of INCENTIVE PLAN AWARDS, PERFORMANCE UNITS, SAVINGS FUND PLAN EXCESS BENEFITS, and PERQUISITE ALLOWANCES may be revoked prior to the beginning of the YEAR in which INCENTIVE PLAN AWARDS, PERFORMANCE UNITS, and PERQUISITE ALLOWANCES would otherwise be paid, and thereafter shall be irrevocable. All deferral elections of SAVINGS FUND PLAN EXCESS BENEFITS may be revoked prior to the beginning of the Savings Fund Plan YEAR to which the Excess Benefits are attributable.

     Notwithstanding the foregoing, the participant's designation as to time and form of distribution to the participant may not be revoked or modified by the participant as to amounts already deferred, except as permitted by the PLAN ADMINISTRATOR pursuant to Section 10 in the case of hardship withdrawals.

6.   Credits to DEFERRED COMPENSATION ACCOUNT
     ----------------------------------------

     Upon receipt of a completed DEFERRAL ELECTION FORM, the CORPORATION shall establish a DEFERRED COMPENSATION ACCOUNT to which shall be credited such amounts as the participant has elected to defer under the terms of the PLAN.

     SALARY which is deferred shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of each payroll period. SAVINGS FUND PLAN EXCESS BENEFITS which are deferred shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of the first business day following the end of the YEAR to which such Excess Benefits are attributable. PERQUISITE ALLOWANCES which are deferred shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT on the date of grant. PERFORMANCE UNITS and INCENTIVE PLAN AWARDS which are deferred shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT as of the date such amounts would otherwise have been paid.

     SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall be credited to the participant's DEFERRED COMPENSATION ACCOUNT immediately upon the date of grant and converted into units (including fractions computed to three decimal places) representing shares of PG&E Corporation common stock. The initial value of a SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM unit shall be the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for the 30 trading days preceding the date that the SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM is credited to a participant's DEFERRED COMPENSATION ACCOUNT. Thereafter, the value of a SPECIAL

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     INCENTIVE STOCK OWNERSHIP PREMIUM unit shall fluctuate with the closing price of a share of PG&E Corporation common stock. Whenever dividends are declared with respect to the Corporation's common stock, additional SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM units (including fractions computed to three decimal places) shall be credited to a participant's account on the dividend payment date in an amount determined by dividing
     (i) the aggregate amount of dividends, i.e., the dividend multiplied by the number of SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM units credited to the participant's account as of the dividend record date, by (ii) the closing price of PG&E Corporation common stock on the New York Stock Exchange on the dividend payment date.

7.   Earnings During Deferral Period
     -------------------------------

     At such time as participant elects to participate in the PLAN, he shall also elect to have his account balances allocated to the Utility Bond Fund or to the PG&E Corporation Phantom Stock Fund. Participant shall make such elections and in such percentages as the PLAN ADMINISTRATOR shall prescribe. Participant shall be able to reallocate account balances between the funds and reallocate new deferrals at such time and in such manner as the PLAN ADMINISTRATOR shall prescribe; provided, however, that units attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS and additional units resulting from the conversion of dividend equivalents thereon may not be reallocated. Anything to the contrary herein notwithstanding, a participant may not reallocate account balances between funds if such reallocation would result in a non-exempt Discretionary Transaction as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor to Rule 16b-3, as in effect when the reallocation is requested.

     (a)  Utility Bond Fund
          -----------------

     On the first business day of each calendar quarter, interest shall be credited on the balance in each participant's DEFERRED COMPENSATION ACCOUNT as of the last day of the immediately preceding calendar quarter and prorated based on the number of days in the quarter that the balance was allocated to the Utility Bond Fund. Such interest shall be at a rate equal to the AA Utility Bond Yield reported in Moody's Public Utility,
                                                    ----------------------
     published in the issue of Moody's Investors Service immediately preceding
                               -------------------------
     the first day of the calendar quarter in which the interest is to be credited. Such interest shall become a part of the DEFERRED COMPENSATION ACCOUNT and shall be paid at the same time or times as the balance of the DEFERRED COMPENSATION ACCOUNT. Notwithstanding the above, if a participant has requested that his account balance be reallocated to the PG&E Corporation Phantom Stock Fund before the end of the quarter, prorated interest on the participant's account balance shall be calculated at a rate equal to the AA Utility Bond Yield reported in Moody's Public Utility,
                                                    ----------------------
     published in the issue of Moody's Investors Service immediately preceding
                               -------------------------
     the date of reallocation, shall be credited to the participant's account on the date of reallocation, and shall be subject to the reallocation request.

     (b) PG&E Corporation Phantom Stock Fund
         -----------------------------------

     Deferrals credited to the PG&E Corporation Phantom Stock Fund shall be converted into units (including fractions computed to three decimal places) each

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     representing share of PG&E Corporation common stock. The value of a unit for purposes of determining the number of units to credit upon initial deferral or reallocation from the Utility Bond Fund, and for determining the dollar value of the aggregate number of units to be reallocated from the PG&E Corporation Phantom Stock Fund to the Utility Bond Fund, shall be the average of the daily high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for the 30 trading days preceding (i) the date that deferrals and reallocations are credited to a participant's account in the PG&E Corporation Phantom Stock Fund in the case of new deferrals and reallocations from the Utility Bond Fund, and (ii) the date the PLAN ADMINISTRATOR receives a reallocation request, in the case of reallocations. Thereafter, the value of a unit shall fluctuate in accordance with the closing price of PG&E Corporation common stock on the New York Stock Exchange.

     Whenever dividends are paid with respect to the Corporation's common stock, additional units (including fractions computed to three decimal places) shall be credited to a participant's account on the dividend payment date in an amount determined by dividing (i) the aggregate amount of dividends, i.e,. the dividend multiplied by the number of units credited to the participant's account as of the dividend record date, by (ii) the closing price of PG&E Corporation common stock on the New York Stock Exchange on the dividend payment date. If, after the record date but before the dividend payment date, a participant's balance in the PG&E Corporation Phantom Stock Fund has been reallocated to the Utility Bond Fund, or has been paid to the participant or the participant's beneficiary, then an amount equal to the aggregate dividend shall be credited to the participant's account in the Utility Bond Fund, or paid directly to the participant or the participant's beneficiary, whichever is applicable.

8.   Effect of Deferral on Qualified Benefit PLANS
     ---------------------------------------------

     A participant who participates in this PLAN shall continue to be eligible to participate in all CORPORATION benefit PLANS. However, no amount deferred under this PLAN shall be deemed to be covered compensation or SALARY for the purposes of computing percentage of participation and benefits to which the OFFICER may be entitled under the CORPORATION Retirement and Savings Fund Plans and any other CORPORATION benefit plans which are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

9.   Form and Time of Payment to a Participant of DEFERRED COMPENSATION ACCOUNT
     --------------------------------------------------------------------------

     Payment to the participant of deferred compensation allocated to the Utility Bond Fund or the PG&E Corporation Phantom Stock Fund shall be made in the form of cash. At the election of the participant, the cash may be paid in a lump sum or in a series of ten or less approximately equal annual installments. Payment to the participant shall be made at such time and in such form as the participant has specified on the DEFERRAL ELECTION FORM(s) previously filed with the PLAN ADMINISTRATOR; provided however, that payments shall commence (either as a lump sum or as the first of a series of ten or less approximately equal annual installments) no later than January of the YEAR following the YEAR in which the participant's employment terminated. Payment to a participant of his or her DEFERRED COMPENSATION ACCOUNT shall be made in January of

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     each YEAR in which payment is to be made in accordance with the participant's DEFERAL ELECTION FORM. All payments from the DEFERRED COMPENSATION ACCOUNT shall be subject to all tax withholdings or other reductions which may be required by law. In accordance with Section 11 of the LTIP with respect to Incentive Awards, a participant may elect (unless the Committee determines otherwise) to have PG&E Corporation withhold a sufficient number of shares of PG&E Corporation common stock from the shares otherwise due upon settlement of the phantom stock units attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS (and dividend equivalents with respect thereto), to satisfy applicable withholding taxes. The value of the shares withheld shall be calculated in the same manner as the value of the shares distributed to the participant for tax reporting purposes.

     For purposes of this Section 9 and Sections 10 and 11 below, the amount of cash to be distributed upon settlement of units credited to a participant's account in the PG&E Corporation Phantom Stock Fund shall be equal to the number of credited units, or fraction thereof, multiplied by the average of the high and low price of a share of PG&E Corporation common stock as traded on the New York Stock Exchange for the 30 trading days preceding the date of distribution.

     Notwithstanding the foregoing, following a participant's termination of employment, deferrals attributable to SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUMS shall only be distributed in January of the YEAR following termination in the form of one or more certificates for a number of shares of PG&E Corporation common stock equal to the number of vested SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM units, rounded down to the nearest whole share.

10.  Distribution Due to Unforeseeable Emergency
     -------------------------------------------

     A participant may request a distribution due to an Unforeseeable Emergency by submitting a written request to the Plan Administrator accompanied by evidence to demonstrate that the circumstances being experienced qualify as an Unforeseeable Emergency. The Plan Administrator shall have the authority to require such evidence as it deems necessary to determine if a distribution is warranted. If an application for a hardship distribution due to an Unforeseeable Emergency is approved, the distribution is limited to the amount sufficient to meet the emergency. The allowed distribution shall be payable in a method determined by the Plan Administrator as soon as possible after approval of such distribution. A participant who has commenced receiving installment payments under the Plan may request acceleration of such payments in the event of an Unforeseeable Emergency. The Administrator may permit accelerated payments to the extent such accelerated payment does not exceed the amount necessary to meet the emergency.

     For purposes of this Section 10, an "Unforeseeable Emergency " means a severe financial hardship to the participant resulting from a sudden and unexpected illness or accident of the participant or of a dependent of the participant, loss of the participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant. The circumstances that will constitute an "Unforeseeable Emergency" would depend upon the facts in each case, but, in any case, payment may not be made in the event that such hardship is or may be relieved (i) through prompt reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the participant's assets, to the extent that liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. The need to send a participant's child to college or the desire to purchase a home shall not be an Unforeseeable Emergency.

11.  Effect of Death of Participant
     ------------------------------

     Upon the death of a participant who participated in the PLAN, all amounts, if any, remaining in his or her DEFERRED COMPENSATION ACCOUNT shall be distributed to the BENEFICIARY designated by the participant. Payment to the beneficiary shall be made at such time and in such form as the participant has previously specified in a form previously filed with the PLAN ADMINISTRATOR; provided however, that payments shall commence (either as a lump sum or as the first of a series of ten or less approximately equal annual installments) no later than January of the YEAR following the YEAR in which the participant's death occurred.

     Earnings, as determined under Section 7 of the PLAN, shall be credited to the date of distribution. Any shares of PG&E Corporation common stock to be issued in settlement of the deceased participant's SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM units shall be issued in the name of the participant's designated beneficiary. If the designated BENEFICIARY does not survive the participant or dies before receiving payment in full of the participant's DEFERRED COMPENSATION ACCOUNT, a lump sum payment of the remaining balance (and a distribution of the shares of PG&E Corporation common stock issuable in settlement of the deceased participant's SPECIAL INCENTIVE STOCK OWNERSHIP PREMIUM units) shall be made as soon as practicable to the estate of whoever dies last, the participant or the designated BENEFICIARY. All BENEFICIARY designations may be changed by the participant at any time without the consent of a BENEFICIARY. The participant shall notify the PLAN ADMINISTRATOR in writing of any such change of BENEFICIARY.

12.  Participant's Rights Unsecured
     ------------------------------

     The interest under the PLAN of any participant and such participant's right to receive a distribution of his or her DEFERRED COMPENSATION ACCOUNT shall be an unsecured claim against the general assets of the CORPORATION. The DEFERRED COMPENSATION ACCOUNT shall consist of bookkeeping entries only, and this PLAN does not create an interest in, nor permit a claim against, any specific asset of the CORPORATION pursuant to the PLAN.

13.  Annual Statement of DEFERRED COMPENSATION ACCOUNT
     -------------------------------------------------

     As soon as practicable after the close of each YEAR, each participant shall be provided with a statement describing the status of his or her DEFERRED COMPENSATION ACCOUNT as of the end of the preceding YEAR. The statement shall reflect the totals of amounts deferred during the YEAR, the amount of interest credited, the amount of PG&E Corporation Phantom Stock Fund units, the amount of SPECIAL INCENTIVE STOCK OWNERSHIP

     PREMIUMS (if any), the amount of payments made during the YEAR, if any, and the net balance remaining in the account at the end of the YEAR.

14.  Nonassignability of Interests
     -----------------------------

     The interest and property rights of any participant under the PLAN shall not be assignable either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this
     Section 14 shall be void.

15.  Administration of the PLAN
     --------------------------

     The PLAN shall be administered by the PLAN ADMINISTRATOR. The PLAN ADMINISTRATOR shall have full power and authority to administer and interpret the PLAN, to establish procedures for administering the PLAN, and to take any and all necessary action in connection therewith. The PLAN ADMINISTRATOR's interpretation and construction of the PLAN shall be conclusive and binding on all persons.

16.  Amendment or Termination of the PLAN
     ------------------------------------

     The CORPORATION may amend, suspend, or terminate the PLAN at any time. In the event of such termination, the DEFERRED COMPENSATION ACCOUNTS of participants shall be paid in accordance with the participant's deferral election.

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